Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Electriq Power Holdings, Inc. (formerly known as TLG Acquisition One Corp.) (the “Company”) for the quarter ended June 30, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Petrina Thomson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2023	By:	/s/ Petrina Thomson
Petrina Thomson
Chief Financial Officer
(Principal Financial and Accounting Officer)